Exhibit 99.2
Patient Living with HD Matthew Klein, M.D. CEO June 2023 PIVOT -HD Interim Data Update

2 PIVOT-HD Interim Data Update Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including statements with respect to the future expectations, plans and prospects for PTC, PTC's strategy, including with respect to the expected timing of clinical trials and studies, availability of data, regulatory submissions and responses and other matters, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words, "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful. The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law.

Novel Chemical Library HTSpliceseq Databases of Splicing Targets PTC518 developed from PTC's validated splicing platform PTC518 Program Developed from PTCs Validated Splicing Platform PTC518 Program Leveraged Learnings from Successful Development of Evrysdi 3 PIVOT-HD Interim Data Update • Importance of molecule selectivity and specificity • CNS bioavailability with broad brain biodistribution • Leverage systemic exposure to confirm target engagement and splicing activity and inform dose selection Key learnings from successful development of Evrysdi Expert Team

4 PIVOT-HD Interim Data Update Key Objectives for 12-Week Interim Data Readout Confirm the relationship of HTT mRNA to protein lowering at steady state Define CSF/plasma drug exposure in Huntington’s disease patients Determine HTT protein lowering after 12 weeks of treatment with PTC518 at 5mg and 10mg Evaluate PTC518 safety and tolerability

12-Week Interim Data Met Key Objectives 5 PIVOT-HD Interim Data Update PTC518 treatment resulted in dose-dependent lowering of HTT mRNA and protein levels in blood cells PTC518 demonstrated desired CSF exposure with higher concentrations of free drug in the CSF than plasma PTC518 was well tolerated with no treatment-related serious adverse events and no reports of peripheral neuropathy CSF NfL levels remained stable after 12 weeks of treatment with no treatment-related spikes

PIVOT-HD Study Design


Part 1
Part 2
PTC518 5mg
PTC518 5mg
R
PTC518 10mg
PTC518 10mg
Placebo
Optional Dose
Optional Dose
PTC518 20mg
PTC518 20mg
12 weeks
9 months

Primary Endpoints

- Safety and tolerability of PTC518
- Percent reduction in HTT mRNA and protein in blood

Secondary Endpoints

- Percent reduction in mHTT protein in CSF
- Changes in neurofilament light chain (NfL) in plasma and CSF
- Change in brain volume on volumetric MRI imaging

6 | PIVOT-HD Interim Data Update

PIVOT-HD Trial Populations 7 PIVOT-HD Interim Data Update • Ambulatory Huntington’s patients age 25 and older • CAG repeats 40-50 inclusive • Motor and Cognitive Function: - UHDRS-IS score of 100 - UHDRS TFC score of 13 • PINHD score of 0.18 - 4.93 - Multivariate calculation including SDMT, TMS, age, CAG Inclusion Criteria Stage 2 Inclusion Criteria Early Stage 3 • Ambulatory Huntington’s patients age 25 and older • CAG repeats 40-50 inclusive • Motor and Cognitive Function: - UHDRS-IS score of less than 100 and/or - UHDRS TFC score of 11 or 12

PIVOT-HD Interim Analysis Patient Characteristics 8 PIVOT-HD Interim Data Update Category PTC518 5mg (N=13) PTC518 10mg (N=11) Placebo (N=9) Overall (N=33) Age (years) mean 46.2 47.4 46.9 46.8 Gender, n (%) Male 5 (38.5%) 6 (54.5%) 6 (66.7%) 17 (51.5%) Female 8 (61.5%) 5 (45.5%) 3 (33.3%) 16 (48.5%) CAG length Mean (SD) 44.08 (1.9) 43.73 (2.4) 44.11 (2.0) 43.97 (2.1) Min – Max 42 - 49 42 - 50 42 - 47 42 – 50 TFC (Total Functional Capacity) Score Mean 13 13 13 13

PTC518 Treatment Resulted in Dose-Dependent Blood HTT Protein Lowering at Week 12 9 PIVOT-HD Interim Data Update -40% -30% -20% -10% 0% 10% 20% Placebo PT518 5mg PTC518 10mg Mean % change from baseline blood mHTT (Week 12) +12% Mean % change from baseline mRNA (Week 12) -27% -29% -21% -30% Dose-dependent lowering of HTT protein mRNA and protein lowering ~1:1 PTC518 5mg Note: Error bars represent the standard error of the mean.

PTC518 CSF Drug Levels Confirm Targeted CNS Exposure at Week 12 10 PIVOT-HD Interim Data Update Ratio of CSF to Free Plasma Treatment Concentration Group Mean CSF Concentration (ng/mL) Mean Free Plasma Concentration (ng/mL) 5mg 0.923 0.917 10mg 2.037 1.402 5mg 1.1 to 1 10mg 1.5 to 1

PTC518 Treatment Demonstrated to Be Well Tolerated 11 PIVOT-HD Interim Data Update Most common adverse events were upper respiratory tract infection and headache PTC518 was well tolerated, with no treatment-related serious adverse events and no adverse events leading to discontinuation Similar adverse event profile across treatment groups, including placebo group

PTC518 Treatment Demonstrated to Be Well Tolerated 12 PIVOT-HD Interim Data Update Category PTC518 5mg (N = 13) PTC518 10mg (N=11) Placebo (N=9) Overall (N=33) Subjects with at least one TEAE 9 (69.2) 7 (63.6) 6 (66.7) 22 (66.7) Subjects with at least one serious TEAE 0 0 0 0 Subjects with at least one TEAEs leading to study treatment discontinuation 0 0 0 0 Subjects with at least one TEAE leading to death 0 0 0 0 Subjects with at least one treatment related AE# 3 (23.1) 4 (36.4) 1 (11.1) 8 (24.2) Subjects with at least one TEAEs by maximum severity N (%) 9 (69.2) 7 (63.6) 6 (66.7) 22 (66.7) Grade 1 4 2 5 11 Grade 2 4 5 1 10 Grade 3 1* 0 0 1 Grade 4/5 0 0 0 0 * Unrelated to drug # Judged by the investigator to be probably or possibly related to treatment

CSF NfL Levels Trended Lower in Subjects Treated with PTC518 13 PIVOT-HD Interim Data Update Mean Change in CSF NfL Levels from Baseline to Week 12 Note: One patient excluded due to non-treatment related viral syndrome. Note: Error bars represent the standard error of the mean. -20 -15 -10 -5 0 5 10 Placebo PTC518 5mg PTC518 10mg CSF NfL % change from baseline (Week 12) 6,000 5,000 4,000 3,000 2,000 1,000 0 Individual Subject CSF NfL Trajectories Baseline CSF NfL Levels (pg/ml) Week 12

Summary and Next Steps 14 PIVOT-HD Interim Data Update Dose-dependent lowering of HTT protein levels, safety, and CNS biodistribution objectives achieved Share safety data with FDA to support US enrollment in PIVOT-HD Continue enrollment in Stage 2 and early Stage 3 patient cohorts